Income Taxes (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Income Taxes Details Narrative
Expected blended rate	39.94%	39.94%
Gross deferred tax assets	$ 9,669,000	$ 7,662,000
Valuation allowance	9,669,000	7,662,000
Gross net operating loss carry-forwards for federal income tax purposes	21,200,000
Gross state net operating loss carryforwards	10,900,000
Federal research and development carryforwards	282,000
Net increase in the valuation allowance	$ 2,000,000	$ 1,800,000